                                                                    Exhibit 10.1

                              Amended and Restated

                  Master Loan Purchase and Servicing Agreement

                                     between

                  First Republic Preferred Capital Corporation

                                       and

                               First Republic Bank









                                December 1, 2001

         This AMENDED AND RESTATED MASTER LOAN PURCHASE AND SERVICING AGREEMENT is entered into as of December 1, 2001, by and between First Republic Preferred Capital Corporation ("Purchaser") and First Republic Bank ("Seller").

         WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, from time to time, all of Seller's right, title and interest in and to certain residential mortgage loans on a servicing retained basis, in accordance with the terms and conditions of this Agreement;

         WHEREAS, Purchaser desires that Seller undertake the servicing and general supervision of those residential mortgage loans being acquired by Purchaser hereunder, on the terms and conditions set forth herein;

         WHEREAS, Seller desires to undertake the servicing and general supervision of those residential mortgage loans being acquired by Purchaser hereunder, on the terms and conditions set forth herein;

         WHEREAS, the parties entered into a Whole Loan Purchase and Servicing Agreement as of April 30th, 1999;

         WHEREAS, Purchaser intends to make a public offering of its newly created preferred shares, and in connection with that offering expand its mortgage asset portfolio; and

         WHEREAS, as a result of the volume of sales by Seller to Purchaser, each of Purchaser and Seller desires to amend and restate the Whole Loan Purchase and Servicing Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

        1.1     Definitions.  For purposes of this Agreement and any amendments
                -----------
hereto, the following terms shall have the following meanings:

        "Additional Loans":  As defined in Section 2.6.
         ----------------

        "Advances": Payments of taxes, assessments, liens, insurance premiums,
         --------
ground rents, foreclosure costs (including attorneys' fees), the costs of the preservation, restoration, maintenance, protection, management and liquidation of Mortgaged Property in accordance with the terms of this Agreement, and other items advanced by Seller in connection with the Mortgage Loans and required by
Article IV.

        "ALTA":  American Land Title Association.
         ----

        "Ancillary Income": Late charges, extension or assumption processing
         ----------------
fees, prepayment penalties, bad check charges, pay-off statement charges, profits from premium payments for mortgage life and disability insurance, and the benefits derived from maintaining the Custodial Accounts.

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         "Appraised Value": The value of the Mortgaged Property based upon an
          ---------------
appraisal made at the origination of the Mortgage Loan and conforming to the requirements of this Agreement.

         "Assignment of Mortgage": An assignment of the Mortgage, notice of
          ----------------------
transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to Purchaser or its designee, and to Seller and each holder of the Mortgage prior to Seller (other than the originator thereof), as applicable, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages in the same county or other recording jurisdiction where permitted by the law of the jurisdiction in which the related Mortgaged Properties are located.

         "Business Day": Any day other than (i) a Saturday or Sunday, or (ii) a
          ------------
day on which insured depository institutions in California are authorized or obligated by law or executive order to be closed.

         "Closing": As defined in Section 3.1 hereof.
          -------

         "Closing Date": The date in respect of each Closing that is mutually
          ------------
agreed upon in writing by the parties to this Agreement.

         "CLTA": California Land Title Association.
          ----

         "Custodial Accounts": All escrow, impound and custodial accounts
          ------------------
relating to the Mortgage Loans, including all accounts established for purposes of receiving Escrow Payments and payments of principal and interest on the Mortgage Loans, established for the benefit of the Purchaser and Mortgagors and maintained in accordance with the guidelines therefor published by FNMA.

         "Cut-Off Date": The 15/th/ day of each month, commencing with December
          ------------
2001, or if such 15/th/ day is not a Business Day, the Business Day immediately following the 15/th/ day of the month.

         "Escrow Payments": The portion of Monthly Payments to be deposited in
          ---------------
Custodial Accounts for the payment of taxes, assessments, liens, insurance premiums, ground rents and other items for which the Mortgagor is required to make payments into a Custodial Account under applicable Legal Requirements.

          "Federal Funds Rate": The "high" interest rate for reserves traded
           ------------------
among commercial banks for overnight use in amounts of one million dollars ($1 million) or more, as reported by The Wall Street Journal under "Federal Funds"
                                 -----------------------
rates as of the first Business Day of each month.

         "FDIC":  The Federal Deposit Insurance Corporation or any successor
          ----
thereof.

         "FHLMC":  The Federal Home Loan Mortgage Corporation, or any successor
          -----
thereof.

         "FNMA":  The Federal National Mortgage Association, or any successor
          ----
thereof.

         "Governmental or Regulatory Body": Any federal, state, county or local
          -------------------------------
government or political subdivision thereof including, but not limited to, any agency, authority, official or instrumentality of any such government or political subdivision or any court, tribunal or arbitrator(s) of competent jurisdiction, or any self-regulatory organization.

         "Indemnified Party": As defined in Section 8.4.
          -----------------

         "Indemnifying Party": As defined in Section 8.4.
          ------------------

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     "Initial Net Yield": As described in the Mortgage Loan Schedule.
      -----------------

     "IRC":  The Interval Revenue Code of 1986, as amended, and all regulations
      ---
promulgated thereunder.

     "Legal Requirements": The terms of the Mortgage and the Note related to
      ------------------
each Mortgage Loan, and all state and federal statutes, regulations, ordinances, requirements, rules and orders applicable to (i) the origination and servicing of the Mortgage Loans, (ii) Seller's business or properties and (iii) Purchaser.

     "Losses": Any claims, damages, liabilities, expenses, carrying costs,
      ------
penalties, fines, forfeitures, actions, causes of action and judgments (including attorney fees), arising out of, resulting from or relating to any misrepresentation made in this Agreement, or any breach of a representation or warranty, or non-fulfillment of any covenant or condition, contained in this Agreement.

     "Monthly Payment": The monthly payment of principal and interest, taxes,
      ---------------
insurance and other items, on a Mortgage Loan which is payable by a Mortgagor under the related Note.

     "Mortgage": The mortgage, deed of trust or other instrument creating a
      --------
first lien on a Mortgaged Property.

     "Mortgage File": All items pertaining to a particular Mortgage Loan as
      -------------
specified in Exhibit B attached hereto.
             ---------

     "Mortgage Interest Rate": The annual rate at which interest accrues on any
      ----------------------
Mortgage Loan in accordance with the provisions of the related Note.

     "Mortgage Loan": An individual mortgage loan consisting of a Note secured
      -------------
by a Mortgage, deed of trust or UCC-1 filing, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan, including the Monthly Payments, the contents of the associated Mortgage File, and all principal prepayments, liquidation proceeds, insurance proceeds and condemnation proceeds.

     "Mortgage Loan Schedule": As defined in Section 2.2.
      ----------------------

     "Mortgaged Property": The real property that secures a Note, and is subject
      ------------------
to a Mortgage, related to a Mortgage Loan. In the case of a cooperation, the property that secures the Note will be the Shares of the cooperative association.

     "Mortgagor": The Obligor(s) on a Note.
      ---------

     "Note": The note or other evidence of the indebtedness of a Mortgagor
      ----
secured by a Mortgage.

     "Payoff Remittance Date": As defined in Section 4.6.
      ----------------------

     "Person": Any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Purchase Proceeds": The sum of (i) the aggregate outstanding principal
      -----------------
balance of the Mortgage Loans identified on the applicable Mortgage Loan Schedule and (ii) the number of shares of common

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stock, par value $0.01 per share, of Purchaser agreed upon by the parties times the price agreed upon by the parties.

     "Purchaser": As defined in the recitals to this Agreement.
      ---------

     "Purchaser's Knowledge": The actual knowledge of the current officers,
      ---------------------
directors and employees of Purchaser, and the knowledge that any such officer, director or employee should have obtained upon a reasonable examination of the books, records and accounts of Purchaser.

     "Purchaser's Termination Notice": As defined in Section 4.14(a).
      ------------------------------

     "Remittance Date": The twenty-fifth (25th) day of any month, or if such
      ---------------
25th day is not a Business Day, the first Business Day immediately following.

     "Repurchase Date": As defined in Section 2.6.
      ---------------

     "Repurchase Price": As defined in Section 2.6.
      ----------------

     "Seller": As defined in the recitals to this Agreement.
      ------

     "Seller's Knowledge": The actual knowledge of the current officers,
      ------------------
directors or employees of Seller, and the knowledge that any such officer, director or employee should have obtained upon a reasonable examination of the books, records and accounts of Seller.

     "Servicing Fee": An amount equal to twenty-five basis points (.25%) of the
      -------------
outstanding interest portion of the Monthly Payments made on account of the Mortgage Loans.

     "Servicing Rights": The rights and responsibilities with respect with
      ----------------
respect to servicing and supervising the Mortgage Loans and the associated Custodial Accounts and Mortgage Files.

     "Trustee's Sale Date": The date on which the trustee of a Mortgaged
      -------------------
Property against which Seller instituted foreclosure proceedings in accordance with Section 4.10(b) of this Agreement intends to sell such Mortgaged Property.

                                   ARTICLE II
                                   ----------

              PURCHASE AND SALE OF MORTGAGE LOANS FROM TIME TO TIME
              -----------------------------------------------------

     2.1  Purchase and Sale. From time to time and subject to the terms and
          -----------------
conditions of this Agreement, Seller agrees to sell, transfer, assign convey and deliver to Purchaser, and Purchaser agrees to acquire from Seller, all legal and beneficial right, title and interest in and to Mortgage Loans identified on a Mortgage Loan Schedule, free and clear of all unapproved liens, charges and encumbrances, provided that Seller shall retain the Servicing Rights to the Mortgage Loans and shall service and supervise the Mortgage Loans on behalf of Purchaser in the manner set forth in Article IV hereof.

     2.2  Mortgage Loan Schedule. As of each Closing Date, Seller shall prepare
          ----------------------
a mortgage loan schedule acceptable to Purchaser (a "Mortgage Loan Schedule"), to be attached hereto as Exhibit A, setting forth all of the Mortgage Loans to be purchased by Purchaser as of that Closing Date under this Agreement, including thereon such information regarding such loans as of the Cut-Off Date as is reasonably requested by Purchaser.

     2.3  Purchase Price; Payment. In full consideration for each sale of
          -----------------------
Mortgage Loans by Seller to Purchaser pursuant to Section 2.1 hereof, and upon the terms and conditions of this Agreement, Purchaser shall pay to Seller the Purchase Proceeds on the Closing Date.

     2.4  Post-Closing Date Payments from Mortgagors. For all Mortgage Loans,
          ------------------------------------------
except for the Servicing Fee and Ancillary Income to which Seller is entitled pursuant to the provisions of Article IV hereof, Purchaser shall be entitled to all principal and interest payments collected on or after the Closing Date, and all insurance proceeds and other recoveries of principal collected on or after the Closing Date.

     2.5  Interest on Late Payments. If any of the payments called for in this
          -------------------------
Article II or in Articles IV or VIII are not paid when due, then, in addition to any other remedies provided for in this Agreement (and unless otherwise specified in this Agreement), or by law or equity, the late paying party shall pay to the other party interest on the amount not paid for the number of days past the due date at the Federal Funds Rate in effect on the day the payment was due. Acceptance by a party of interest amounts tendered pursuant to this Section
2.5 shall not constitute a waiver of any rights that such party may have against the other party for breach of this Agreement or for failure to make payment when due.

     2.6  Right to Require Repurchase. Purchaser may require Seller to
          ---------------------------
repurchase one or more Mortgage Loans acquired from Seller by Purchaser pursuant to this Agreement if any representation or warranty with respect to such Mortgage Loan(s) is either untrue or breached in any material respect. Purchaser shall notify Seller of the requirement to repurchase, which notice shall identify the Mortgage Loan(s) and the principal balance of each Mortgage Loan plus any accrued and unpaid interest thereon, as of the repurchase date (the "Repurchase Price"), which date shall be within 30 days of the date the notice is delivered to Seller (the "Repurchase Date"). Seller shall pay to Purchaser the Repurchase Price in cash or immediately available funds, or with the permission of Purchaser through the transfer of one or more additional Mortgage Loans with a principal balance as of the Repurchase Date equal to the Repurchase Price (the "Additional Loans"). As of the date such Additional Loan(s) are transferred to Purchaser, such Additional Loan(s) shall be subject to the terms and provisions of this Agreement, and the representations and warranties of Seller contained in this Agreement shall be true with respect to such Additional Loan(s). Nothing in this Agreement shall limit or waive the rights and remedies of Purchaser whether against Seller or any party to any Mortgage Loan(s) repurchased by Seller, or to any Additional Loan(s) acquired by Purchaser, pursuant to this Section 2.6.

                                  ARTICLE III
                                  -----------

                                    CLOSING
                                    -------

     3.1  Dates and Places. Each closing of the purchase and sale of Mortgage
          ----------------
Loans (a "Closing") shall occur upon completion of the following:

          (a) The note for each Mortgage Loan shall have been segregated on behalf of Purchaser and each Note shall have been endorsed from Seller to Purchaser without recourse;

          (b) There shall have been executed an Assignment of Mortgage from Seller to Purchaser, in recordable form, for each Mortgage Loan;

          (c) The Purchase Proceeds shall have been transferred from Purchaser to Seller; and

          (d)  The conditions in Article IX shall have been satisfied.

                                   ARTICLE IV
                                   ----------

                              SERVICING ACTIVITIES
                              --------------------

     4.1  Servicing of the Mortgage Loans.
          -------------------------------

          (a) Retention of Servicing Rights. Seller shall retain the Servicing
              -----------------------------
Rights to the Mortgage Loans acquired by Purchaser hereunder, and Seller shall service and supervise the Mortgage Loans on behalf of Purchaser. Seller may also sell to Purchaser Mortgage Loans for which the servicing is being performed by a qualified subservicer provided that, in such case, the Seller will not retain any Servicing Fees.

          (b) General Compliance. Seller shall service the Mortgage Loans in
              ------------------
accordance with all applicable Legal Requirements and generally accepted prudent mortgage banking practices, but in no event with less care than Seller exercises when servicing mortgage loans for its own account. Seller shall maintain servicing personnel and servicing facilities in compliance with applicable Legal Requirements and adequate to perform its responsibilities hereunder. Purchaser agrees that, unless it provides Seller with written instructions, reasonably acceptable to Seller, Seller shall have complete discretion (subject to the terms of this Agreement) with respect to the manner of servicing the Mortgage Loans, including but not limited to the exercise of discretion with respect to the assessment or waiver of late charges, assumption fees, prepayment fees and, as per Section 4.10(b), the time to initiate foreclosure.

     4.2  Collection and Application of Mortgage Payments. Seller shall, on
          -----------------------------------------------
behalf of Purchaser, use its best commercial efforts to collect all payments due from the Mortgagors under the Mortgage Loans as they become due, including without limitation (i) Monthly Payments, (ii) repayments of Advances, and (iii) payments with regard to legal fees and foreclosure costs, and other miscellaneous advances. Payments of principal and interest and Escrow Payments, if any, shall be accepted by Seller in accordance with applicable Legal Requirements, and Escrow Payments shall promptly be applied by Seller to discharge when due the taxes, assessments, liens, insurance costs and other charges and expenses for which those funds were intended and in conformance with applicable Legal Requirements.

     4.3  Deposit of Mortgage Loan Payments; Remittances.
          ----------------------------------------------

          (a) Deposit. Seller shall deposit all funds received with respect to
              -------
the Mortgage Loans serviced hereunder in the Custodial Accounts in accordance with applicable Legal Requirements and the terms of this Agreement. The financial institution(s) in which the Custodial Accounts are maintained shall qualify for holding such accounts under requirements of FNMA or FHLMC, which requirements include among others, that such institution be insured by the FDIC and comply with minimal regulated capital ratio requirements. Purchaser agrees that Seller is such a financial institution, and that, for so long as it remains so, Seller may maintain the Custodial Accounts. Each Custodial Account shall be in the name of Seller as custodian or trustee on behalf of Purchaser and the Mortgagors, as applicable. Seller shall maintain records to show the separate interest of Purchaser and each Mortgagor in the related Custodial Account in accordance with FDIC rules and regulations governing deposit insurance. To the extent that the separate interest of Purchaser and each Mortgagor is entitled to deposit insurance protection under such rules and regulations, Seller shall not, by action or omission, invalidate or render ineffective, in whole or in part, such insurance protection.

          (b)  Remittances, Servicing Fee and Ancillary Income, Advances and
               -------------------------------------------------------------
Reimbursements.
--------------

               (i) Except with respect to Mortgage Loans which prepay in full and are described in Section 4.6, Seller shall remit to Purchaser on the Remittance Date on an actual/actual basis for the actual remittance cycle by transfer of immediately available funds, all Monthly Payments collected since the immediately preceding Cut-Off-Date less the Servicing Fee and Ancillary Income and less Advances made. With regard to Mortgage Loans that provide for Escrow Payments, Seller shall pay promptly to the proper parties when and if due, and, whenever possible, in time to secure the maximum discounts allowable, taxes, assessments, liens, ground rents, insurance costs and other charges and expenses to be paid out of Escrow Payments. Seller shall be responsible for the timely payment of all such items in connection with such Mortgage Loans, and shall pay any penalties and interest charges that result from the non-payment or late payment of such items, without reimbursement for the amount of the penalty or interest charges from Purchaser or Mortgagor.

          (ii) With respect to expenses incurred in connection with delinquent Mortgage Loans as to which a notice of default is pending, such expenses shall be separately billed by Seller to Purchaser, and Purchaser shall remit the amount of such expenses to Seller within 30 Business Days of Purchaser's receipt of such bills. In the event Purchaser fails timely to pay Seller for such expenses, the outstanding balance owed shall incur the same late payment interest stated in Section 2.5.

          (iii) In accordance with applicable Legal Requirements, Seller shall ascertain and estimate for each Mortgage Loan the annual amount of taxes, assessments, liens, insurance costs and other charges to be paid out of Escrow Payments that will become due and payable, and shall make appropriate Monthly Payment adjustments in cases where an overage or shortage in a Custodial Account related to a Mortgage Loan would result based on the amount of the related Monthly Payment and the estimated annual charges that will be due and payable. Seller shall furnish to each Mortgagor an Individual Escrow Account analysis, in accordance with applicable Legal Requirements and the requirements that would apply if the Mortgage Loans were serviced for FNMA.

          (iv) In the event the payments made by a Mortgagor are insufficient to pay when due taxes, assessments, liens, insurance costs and other charges and expenses to be paid out of Escrow Payments, Seller shall advance its own corporate funds for the payment thereof, and shall send a statement to the Mortgagor requesting payment of the amount of funds so advanced. For Mortgage Loans that have no provisions for the payment of Escrow Payments or where applicable law does not permit the establishment of an escrow account, Seller shall, upon notification of nonpayment of real estate taxes or other public charges by the tax service, taxing authority or otherwise, or upon learning of the Mortgagor's failure to pay insurance costs and other related charges and expenses, promptly pay from its own corporate funds the delinquent taxes, other public charges, insurance costs, ground rents and other charges and expenses, and any penalties and interest that were assessed, and shall send a statement to the Mortgagor requesting payment of the amount of funds so advanced. In either case, if Mortgagor does not remit the requested amount of funds to Seller within 30 days after the statement requesting such remittance was sent to the Mortgagor, Seller, acting in its sole discretion, in the best interests of Purchaser, may (A) institute legal proceedings in the event that the Mortgagor does not remit the requested amount of funds to Seller, or (B) establish with the Mortgagor an independent plan for payment of funds. If applicable Legal Requirements require the payment of interest on funds held in Custodial Accounts, Seller shall be responsible for the payment of such interest and for reporting the interest paid for the account of the related Mortgagors to the Interval Revenue Service and the Mortgagors as requested by the IRC. Earnings credits relating to the Custodial Accounts shall accrue to the benefit of Seller.

     4.4  Maintenance of Hazard Insurance. Seller shall assure that each
          -------------------------------
Mortgaged Property is insured by a hazard insurance policy, and if applicable, a flood insurance policy that satisfies the applicable Legal Requirements. Seller shall give prompt notice to the insurance company in the event of loss or damage to any Mortgaged Property and shall take all reasonable steps to ensure that coverage is continued in the event of any change in occupancy or ownership of the Mortgaged Property or other occurrence that might jeopardize such insurance. In the event of damage to the Mortgaged Property,

Seller shall receive reports of losses and assure that proof of loss statements are properly filed and authorize the repair of the premises, collect, endorse and disburse the insurance loss proceeds and arrange for progress inspections and payments, if necessary. In connection therewith, Seller shall comply with the applicable Legal Requirements, and shall assure that the priority of the related Mortgage is preserved to the extent possible by complying with applicable lien laws.

     4.5  Prepayments. Except as otherwise provided in this Agreement, Seller
          -----------
shall not accept any prepayment of principal on any Mortgage Loan except as required by applicable Legal Requirements.

     4.6  Payment of Mortgage in Full. Amounts due to be remitted to Purchaser,
          ---------------------------
in accordance with the terms of this Agreement, with respect to Mortgage Loans which prepay in full, shall be remitted to Purchaser, by transfer of immediately available funds, by no later than five Business Days after such payoff is received by Seller (the "Payoff Remittance Date"), provided, however, that such remittance shall include, as interest, only the interest due Purchaser and collected by Seller for the period since the prior Cut-Off-Date and up to but not including the Payoff Remittance Date. Upon payment of a Mortgage Loan in full in accordance with the terms of the related Note and Mortgage, Seller shall prepare, or cause to be prepared, any necessary release or satisfaction documents, continue to service the Mortgage Loan until final settlement, and make any required refunds of Custodial Account deposits to the Mortgagor.

     4.7  ARM Loans. With regard to each adjustable rate mortgage loan, Seller
          ---------
shall (a) make all such payment adjustments and interest rate adjustments as may be called for by the related Note and Mortgage, reflecting the applicable movements of the applicable loan index, and (b) administer any interest rate conversion option exercised by the Mortgagor in accordance with the related Note and Mortgage. All such conversions and adjustments, and all notices to the Mortgagor concerning such conversions and adjustments, shall be made in compliance with applicable Legal Requirements.

     4.8  Forbearances; Modifications; Assumptions. Using its best commercial
          ----------------------------------------
practices and in compliance with it's own internal policies and underwriting guidelines, Seller shall process requests for partial releases, easements, substitutions, divisions, subordinations, alterations, or waivers of a Mortgage Loan or the terms of the related Note or Mortgage, or forbearances in connection therewith, and, except as otherwise provided in this Agreement and subject to applicable Legal Requirements, Seller shall take action with respect to such requests. Seller may approve assumptions by Mortgage Loan assumptors determined by Seller to be credit worthy, generally in accordance with the credit underwriting guidelines published by FNMA (adjusted as appropriate for off-setting circumstances such as, but not limited to, high net worth). Seller shall be entitled to retain all processing and other fees collected from Mortgages in connection with these activities.

     4.9  Matters Affecting Status of Mortgage Loan. As and when appropriate,
          -----------------------------------------
Seller shall notify Purchaser of any event that would, to Seller's Knowledge, and in Seller's reasonable judgment impair Purchaser's interest in the Mortgage Loan or Mortgaged Property. Seller shall comply with any reasonable instructions of Purchaser in connection therewith.

     4.10 Delinquency and Foreclosure.
          ---------------------------

          (a) Seller shall be responsible for protecting Purchaser's interest in the Mortgage Loans by using its best commercial efforts to maintain the maximum number of Mortgage Loans current as to payments during the period that Seller is required to service the Mortgage Loans hereunder. Seller shall take all reasonable and prudent steps to cause the Mortgagors to bring current all Mortgage Loans that become delinquent or go into default following the same approach in response to delinquent Monthly Payments it utilizes with respect to Mortgage Loans it services for its own account. Without limiting the generality of the foregoing, Purchaser agrees that Seller may enter into Mortgagor payment plans.

                                       9
NYB 1296661.2

           (b) Seller shall, by the fifth Business Day of each month, advise Purchaser of Mortgage Loans that are 30 days, 60 days, 90 days, over 90 days past due, and loans in foreclosure. Seller shall perform inspections of the Mortgaged Property related to any such Mortgage Loans in accordance with its own internal policy and with all applicable Legal Requirements. Seller shall promptly institute foreclosure proceedings or cause such proceedings to be instituted in accordance with Seller's own internal policy and with all applicable Legal Requirements. Purchaser agrees that, without prior notice of its intent to institute foreclosure proceedings, unless required otherwise by applicable Legal Requirements, Seller may proceed with any foreclosure proceedings with respect to any Mortgage Loan, the Monthly Payments for which are past due, whenever Seller determines, in its sole discretion, that it is in the best interests of Purchaser to do so. Seller shall provide Purchaser with a copy of the credit bid instructions 48 hours prior to a Trustee's Sale Date. Provided there is no objection received from Purchaser, the trustee's sale will proceed as scheduled.

           (c) Following the completion of foreclosure on, or other acquisition of, any Mortgaged Property, Seller shall be responsible for the management and/or liquidation of all real property as acquired.

     4.11  Books and Records; Access.
           -------------------------

           (a) The Mortgage Files, and all other books, records and other documents relating to the Mortgage Loans, shall become the property of Purchaser at Closing, and shall be held in trust by Seller for the benefit of Purchaser. Seller's retention and possession of the contents of each Mortgage File is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by Seller is in a custodial capacity only. Seller shall maintain the Mortgage Files, and the books, records and other documents relating to the Mortgage Loans, on behalf of Purchaser and in accordance with applicable Legal Requirements. Each Mortgage File, and the books, records and other documents relating to the Mortgage Loans, shall be identified separately from the other files, books, records and documents of Seller and shall be appropriately marked to clearly reflect the sale of the related Mortgage Loans to Purchaser.

           (b) Seller will give representatives of Purchaser and any interested parties full access, during normal business hours, to the Mortgage Files, and the books, records and other documents relating to the Mortgage Loans, and to Seller's servicing procedures, and will furnish such representatives of Purchaser with such other information and data concerning the affairs of Seller as Purchaser may reasonably request, including without limitation audit reports of Seller prepared by or on behalf of others, information regarding the financial condition of Seller and the status of its licenses, permits, authorizations and approvals necessary for the conduct of its business, and upon request provide Purchaser with copies of any of the foregoing. Seller shall notify Purchaser of any action that is commenced, or to Seller's Knowledge, threatened during the term of this Agreement, by way of a proceeding or otherwise, to revoke or limit any license, permit, authorization or approval issued or granted by any Governmental or Regulatory Body, necessary for Seller to conduct its business, or to impose any penalty or other disciplinary sanction in connection with any of them, or any other sanction that would materially affect Seller's business, within ten Business Days after any such action is commenced or threatened. Seller shall notify Purchaser of any litigation affecting the Mortgage Loans that is commenced or threatened during the term of this Agreement, within ten Business Days after any such litigation is commenced or threatened.

           (c) In accordance with applicable Legal Requirements, Seller shall keep and maintain a complete and accurate account of all funds collected and paid relating to the Mortgage Loans.

      4.12 Hazard, Liability, Fidelity and Errors and Omissions Insurance.
           --------------------------------------------------------------
Seller shall maintain at all times during the term of this Agreement at its own expense such insurance as is required by applicable Legal Requirements, and that is otherwise appropriate given the nature of Seller's business, including without limitation: (i) hazard and liability insurance; (ii) an errors and omissions policy or policies, and (iii) a blanket fidelity bond.

      4.13 Duration. Unless sooner terminated as provided for herein, Seller's
           --------
servicing and supervising obligations shall continue from the date hereof until the principal and interest of all Mortgage Loans are paid in full and remitted to Purchaser, or the Mortgage Loans are foreclosed or otherwise retired and the appropriate amounts in connection therewith have been remitted to Purchaser.

      4.14 Purchaser's Termination of Seller's Servicing Activities.
           --------------------------------------------------------

           (a) Upon no less than 30 days prior written notice to the Seller, delivered as provided in this Agreement and documenting the reasons therefor ("Purchaser's Termination Notice"), purchaser may at its option terminate Seller's obligation to service the Mortgage Loans under this Agreement, without fee, but only upon the occurrence of any of the following events:

                (i) If Seller shall have breached any of its obligations hereunder, or shall have made a misrepresentation hereunder that materially and adversely affects Purchaser, the Mortgage Loans or the Mortgaged Properties, and following notice, specifying the nature of the breach or misrepresentation, Seller does not cure the breach or misrepresentation identified in the notice within 30 days from the date of the notice;

                (ii) The entry of a decree or order by a Governmental or Regulatory Body having jurisdiction over Seller or its assets for the appointment of a trustee in bankruptcy, or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to Seller or substantially all of its property, or for the winding up or liquidation of its affairs;

                (iii) The consent by Seller to the appointment of a trustee in bankruptcy, or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to Seller or substantially all of its property; or Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization law, make an assignment for the benefit of its creditors or enter into any compromise or arrangement with its creditors generally, or voluntarily suspend payment of its obligations;

                (iv) Any pending action, by way of a proceeding or otherwise, to revoke or limit any license, permit, authorization or approval issued or granted by any Governmental or Regulatory Body necessary for Seller to conduct its business, or to impose any penalty or other disciplinary sanction in connection with any of them, or any other sanction, or any action taken with respect to Seller by any Governmental or Regulatory Body, which revocation, limitation, disciplinary or other sanction or action would, in Purchaser's reasonable judgment, materially and adversely (A) impair the ability of Seller to perform under this Agreement, or (B) affect the rights of Purchaser, including without limitation its right to payment of principal and interest with respect to Mortgage Loans serviced by Seller hereunder on behalf of Purchaser, and its rights in any Mortgaged Property; or

                (v) If Seller shall become classified as inadequately capitalized pursuant to FDIC regulations and remains inadequately capitalized for 90 days, in conjunction therewith, Purchaser may request the Chief Financial Officer of Seller to certify Seller's capital levels on a quarterly basis.

           (b) Following its delivery of Purchaser's Termination Notice, Purchaser shall give Seller a reasonable opportunity, except in the case of termination pursuant to Section 4.1(a)(v) in which case Seller shall have 90 days from the date of Purchaser's Termination Notice, to transfer and sell the Servicing Rights in the manner and in accordance with the terms provided in
Section 4.17. Upon the termination of Seller's obligation to service the Mortgage Loans pursuant to this Section 4.14, and the reimbursement or payment by Purchaser of all Advances or other amounts which then may be owed to Seller by Purchaser, Seller shall no longer be entitled to the Servicing Fee and Ancillary Income, and shall have no obligation to make Advances, and shall be reimbursed by Purchaser for prior Advances.

      4.15 Seller's Obligations upon Termination of Seller's Servicing
           -----------------------------------------------------------
Activities by Purchaser; Mortgage File Delivery; Notices.
--------------------------------------------------------

           (a) Upon termination by Purchaser as provided in Section 4.14 of Seller's obligation to service the Mortgage Loans under this Agreement, Seller, in accordance with Purchaser's instructions, shall (i) deliver the Mortgage Files for the Mortgages Loans for which the servicing has been terminated to Purchaser or its designee within 7 days, and all expenses associated with such transfer shall be paid for by Seller, and (ii) remit to Purchaser or its designee all funds in the Custodial Accounts and all other funds related to the Mortgage Loans that are held by Seller, except for any Servicing Fee and Ancillary Income due Seller, and deliver to Purchaser or its designee an accounting of such funds.

           (b) In the event of the termination of Seller's obligation to service the Mortgage Loans by Purchaser as provided in Section 4.14, Seller shall, at Seller's expense, notify all applicable hazard, and other insurers, and tax services, no later than the last day prior to the date that such notification is required to be given under any applicable law or contract, that all insurance premium billings and tax statements for the Mortgage Loans shall be sent to Purchaser or its designee thereafter, and requesting that such insurers change the endorsement of applicable insurance certificates or policies to read in favor of Purchaser or its designee and shall provide Purchaser with copies of the notifications. Seller shall also, not later than 15 days before the termination of Seller's obligation to service the Mortgage Loans under this Agreement becomes effective, notify all Mortgagors of the transfer of the Servicing Rights to the Mortgage Loans, in language acceptable to Purchaser and in accordance with applicable Legal Requirements.

      4.16 Seller's Termination of Servicing Activities. Seller may at its
           --------------------------------------------
option terminate its obligation to service the Mortgage Loans only by selling or transferring its Servicing Rights and obligation relating thereto to another Person pursuant to Section 4.17. In the event of a transfer of the Servicing Rights under this Agreement by Seller to another Person pursuant to Section 4.17, Seller shall (i) deliver the Mortgage Files for the Mortgage Loans to such Person, and all expenses associated with such transfer shall be paid for the Seller and/or such Person, as agreed between Seller and such Person, and (ii) remit such Person all funds in the Custodial Accounts and all other funds related to the Mortgage Loans that are held by Seller, except for any Servicing Fee and Ancillary Income due to Seller, and deliver to such Person an accounting of such funds.

      4.17 Sale of Servicing Rights. Seller may, at its option, with the
           ------------------------
approval of Purchaser (such approval shall not be unreasonably withheld), upon no less than 30 days' prior written notice thereof to Purchaser delivered as provided in this Agreement, transfer, assign and sell the Servicing Rights to:
(i) any Person which is an approved seller-servicer in good standing with FNMA/FHLMC which, in Seller's reasonable judgment, has servicing personnel and servicing facilities in compliance with applicable Legal Requirements and which are adequate to perform these obligations provided for in the Agreement; or (ii) any Person, which may include Purchaser, with the prior approval of Purchaser (which approval shall not unreasonably by withheld), provided that, in all events, such Person agrees to be bound, as Seller's assignee, by and to all of the servicing related terms of this Agreement. All proceeds of any such sale of Servicing Rights, and all costs associated therewith, shall be retained and paid by Seller. Purchaser shall cooperate with Seller and such Person in connection with the steps required to be taken as part of their respective obligations in such sale.

     4.18   Independent Contractor. In performing its servicing and supervisory
            ----------------------
duties hereunder, Seller shall be an independent contractor and is not, and shall not represent itself to be, the agent of Purchaser, and, except as otherwise provided herein, Purchaser shall neither direct nor have a right to direct the method or means by which Seller fulfills its servicing obligations under this Agreement.

                                   ARTICLE V
                                   ---------

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     Seller represents and warrants to Purchaser as follows (it being understood that each such representation and warranty is made to Purchaser as of the date of this Agreement and the Closing Date, and shall survive Closing pursuant to
Section 7.2):

     5.1    Organization. Seller is a corporation duly organized and
            ------------
incorporated, validly existing, and in good standing under the laws of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where each Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Seller. Seller is an approved FNMA/FHLMC seller-servicer in good standing, and Seller's deposits are insured by the FDIC to the extent provided by law.

     5.2    Authority. Seller has all requisite corporate power and authority to
            ---------
execute and deliver this Agreement and to perform in accordance herewith. The execution, delivery and performance of this Agreement (including all documents, instruments, and agreements required to be executed and delivered by Seller pursuant hereto), and the consummation of the transactions contemplated hereby, have each been duly and validly authorized by all necessary corporate action, and by any consent required with respect thereto by any applicable Governmental or Regulatory Body. This Agreement constitutes a legal, valid and binding obligation of Seller enforceable in Accordance with its terms; no offset, counterclaim or defense exists to the full performance by Seller of this Agreement.

     5.3    Consents. There is no requirement applicable to Seller to make any
            --------
filing with, or obtain any permit, authorization, consent or approval of, any third party as a condition to the lawful consummation by Seller of the transactions contemplated by this Agreement, other than any notice or report required by providers of mortgage guaranty insurance.

     5.4    No Conflicts. The transactions contemplated by this Agreement are in
            ------------
the ordinary course of business of Seller. The execution, delivery and performance of this Agreement by Seller, its compliance with the terms hereof, and consummation of the transactions contemplated hereby, will not violate or conflict with, result in a breach of, give rise to any right of termination, cancellation or acceleration, constitute a default under, be prohibited by or require any additional approval under (i) Seller's governance documents; (ii) any agreement, indenture or loan or credit agreement or other instrument to which Seller or its property is subject; or (iii) any law, rule, regulation, order, judgment or decree to which Seller or its property is subject.

     5.5    Statements Made. Neither this Agreement nor any statement, report,
            ---------------
Mortgage File or other document, information or data furnished or to be furnished by Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained herein or therein not misleading.

     5.6    Bulk Transfer. The transfer, assignment and conveyance of the
            -------------
Mortgage Loans by Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     5.7    Litigation. There is no action, suit, proceeding or investigation
            ----------
pending or threatened against Seller which, either in any one instance or in the aggregate, may result in any adverse change in the business, operations, financial condition, properties or assets of Seller, or in any impairment of the right or ability of Seller to carry on its business substantially as now conducted or in any material liability on the part of Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of Seller contemplated herein, or which would be likely to impair the ability of Seller to perform under the terms of this Agreement.

     5.8    Origination, Servicing. The origination and servicing practices used
            ----------------------
by Seller with respect to the Mortgage Loans have been legal, proper, prudent and customary in the mortgage origination and servicing business, and in compliance with all applicable Legal Requirements.

     5.9    Compliance with Laws. Seller has complied with, and is not in
            --------------------
default under, Legal Requirements, the violation of which might adversely effect the operations or financial conditions of Seller, or the ability of Seller to consummate the transactions contemplated by this Agreement.

     5.10   Mortgage Banking Representations. To the best of Seller's Knowledge:
            --------------------------------

            (a)   Mortgage Loan Schedule. The Mortgage Loan Schedule contains a
                  ----------------------
complete and accurate listing of the Mortgage Loans.

            (b)   Title to Mortgage Loans. Seller has good and marketable title
                  -----------------------
to the Mortgage Loans, free and clear of all liens, claims, security interests, encumbrances, participation interests, rights, options, assignments, and servicing agreements with third parties, whatsoever (except pursuant to this Agreement). The documents selling, assigning, conveying and otherwise transferring to Purchaser the Mortgage Loans will grant and transfer to Purchaser good and marketable title to such Mortgage Loans.

            (c)   Origination, Underwriting and Servicing Compliance. Each
                  --------------------------------------------------
Mortgage Loan was originated by Seller or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state banking authority or by a Federal Housing Authority-approved mortgagee. Seller has duly and faithfully complied with all applicable Legal Requirements. No event has occurred and is continuing which, but for the passage of time or the giving of notice or both, would constitute and event of default under any applicable Legal Requirements. Seller shall maintain in its possession, available for Purchaser's inspection, and shall promptly deliver to Purchaser upon demand, evidence of compliance with all applicable Legal Requirements. No Mortgage Loan has been fraudulently originated; the information contained in each Mortgage Loan is true and accurate in all material respects, and contains no material misrepresentation.

            (d)   Sole Owner. Seller is the sole owner of each Mortgage Loan
                  ----------
and, as of the Closing Date, no third party has any interest in any Mortgage
Loan.

            (e)   Enforceability. Each Note and Mortgage is a genuine, valid,
                  --------------
binding and enforceable document according to its terms, and conforms to all applicable Legal Requirements. If the Mortgage Loan provides that the interest rate on the principal balance of the Mortgage may be adjusted, all of the terms of the Mortgage pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance are enforceable and such adjustments will not affect the priority of the mortgage lien.

            (f)   Custodial Accounts. Custodial Accounts have been continuously
                  ------------------
maintained, and the amount of the Escrow Payments has been computed, in accordance with applicable Legal Requirements. All payments of principal and interest due and payable on the Mortgage Loans and all Escrow Payments have been credited to the applicable Custodial Account. No Escrow Payments or other charges or payments due to Seller have been capitalized under the Mortgage or the related Note. The escrow analysis with respect to each Mortgage Loan has been completed for the most recent required date under applicable Legal Requirements, but in any event not more than 12 months prior to the date hereof. In accordance with applicable Legal Requirements, Seller has delivered notification to the Mortgagor of all payment adjustments resulting from such escrow analysis, annual statements of taxes and interest paid by the Mortgagor and any other statement required by all applicable Legal Requirements.

            (g)   Mortgage Files. All books and records and all information
                  --------------
contained in any Mortgage File related to a Mortgage Loan are true, complete and accurate in all material respects. The Mortgage File contains each of the documents and instruments specified in Exhibit B to be included therein duly executed and in due and proper form, and each such document or instrument is in a form that complies with all applicable Legal Requirements.

            (h)   Hazard Insurance. There is in force (and all premiums have
                  ----------------
been paid in full) for each Note and Mortgage a hazard insurance policy issued by an insurer reasonably acceptable to prudent lenders in the jurisdiction where the related Mortgaged Property is located, providing adequate coverage with respect to such Mortgaged Property, in an amount at least equal to the outstanding principal balance of the related Mortgage Loan or the full replacement value of such Mortgaged Property, whichever is less (subject to applicable Legal Requirements), insuring against fire, flood and such other hazards as are customary in the area where such Mortgaged Property is located.

            (i)   Title Insurance. Each Mortgage Loan is covered by an ALTA or
                  ---------------
CLTA mortgage title insurance policy or such other generally acceptable form of policy, issued by and the valid and binding obligation of a title insurer reasonable acceptable to prudent lenders and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring Seller, its successors and assigns as to the first priority lien of the related Mortgage in the original principal amount of the related Note.

            (j)   Taxes and Insurance Premiums Current. All taxes, governmental
                  ------------------------------------
assessments and insurance premiums which previously became due and owing with respect to the related Mortgaged Properties have been paid or an escrow of funds in an amount sufficient to cover such payments has been established.

            (k)   No Condemnation. No condemnation proceedings or partial
                  ---------------
condemnation proceedings are pending on any of the Mortgaged Properties.

            (l)   No Further Advances. The proceeds of the mortgage loans have
                  -------------------
been fully disbursed and there is no requirement for future advances thereunder.

            (m)   No Loan Modifications. Neither Seller nor any prior holder of
                  ---------------------
a Mortgage Loan has modified the related Mortgage or Note in any undisclosed and material respect, or satisfied, canceled, or subordinated such Mortgage or Note in whole or in part or released all or any material portion of the related Mortgaged Property from the lien of the Mortgage, or executed any release, cancellation, or satisfaction.

                (n)   No Liens. The related Mortgaged Property is free and clear
                      --------
of all mechanics' and materialmen's lien or liens in the nature thereof, and no rights are outstanding that under law could give rise to any such liens, any of which liens are or may be prior to, or equal with the lien of the Mortgage except those which are insured against by the mortgage title policy referred to in (i) above.

                (o)   Improvements. All of the improvements that were included
                      ------------
for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

                (p)   Valid First Lien. Each Mortgage Loan is a valid and
                      ----------------
enforceable first lien on the related Mortgaged Property subject only to (i) liens for real estate taxes and special assessments not yet due and payable,
(ii) covenants, conditions and restrictions, rights of way, easements, and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (iii) other matters to which like properties are commonly subject that do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage.

                (q)   Servicing. The Mortgage Loans have been serviced, and will
                      ---------
continue to be serviced in accordance with the terms of the Note and Mortgage, all interest rate and monthly payment adjustments have been properly calculated pursuant to the terms of the Note and Mortgage, and all Legal Requirements affecting the change in interest rate, including notification to the Mortgagor of interest rate changes and monthly payment adjustments, have been, and will continue to be, complied with.

                                   ARTICLE VI
                                   ----------

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

         Purchaser represents and warrants to Seller, to the best of Purchaser's Knowledge, as follows (it being understood that each such representation and warranty is made to Seller as of the date of this Agreement and the Closing Date, and shall survive the Closing pursuant to Section 7.2):

         6.1    Organization. Purchaser (i) is a corporation that acquires,
                ------------
holds, finances and manages mortgage assets, (ii) is validly existing and in good standing under the laws of the State of Nevada and (iii) has all licenses necessary to carry on its business as now being conducted.

         6.2    Authority. Purchaser has all requisite corporate power and
                ---------
authority to execute and deliver this Agreement and to perform in accordance herewith. The execution, delivery and performance of this Agreement (including all documents, instruments, and agreements required to be executed and delivered by Purchaser pursuant hereto), and the consummation of the transactions contemplated hereby, have each been duly and validly authorized by all necessary corporate action, and by any consent required with respect thereto by the Purchaser's Regulator. This Agreement constitutes a legal, valid and binding obligation of Purchaser enforceable accordance with its terms; no offset, counterclaim or defense exists to the full performance by Purchaser of this Agreement.

         6.3    Consents. There is no requirement applicable to Purchaser to
                --------
make any filing with, or obtain any permit, authorization, consent or approval of, any third party as a condition to the lawful consummation by Purchaser of the transactions contemplated by this Agreement.

         6.4    No Conflicts. The transactions contemplated by this Agreement
                ------------
are in the ordinary course of business of Purchaser. The execution, delivery and performance of this Agreement by Purchaser, its compliance with the terms hereof, and consummation of the transactions contemplated hereby, will not violate or conflict with, result in a breach of, give rise to any right of termination, cancellation or acceleration, constitute a default under, be prohibited by or require any additional approval under (i) Purchaser's governance documents; (ii) any agreement, indenture or loan or credit agreement or other instrument to which Purchaser or its property is subject, or (iii) any law, rule, regulation, order, judgment or decree to which Purchaser is subject.

         6.5    Litigation. There is no action, suit, proceeding or
                ----------
investigation pending or threatened against Purchaser which, either in any one instance or in the aggregate, may result in any adverse change in the business, operations, financial condition, properties or assets of Purchaser, or in any impairment of the right or ability of Purchaser to carry on its business substantially as now conducted, or in any material liability on the part of Purchaser, or which would draw into question the validity of this Agreement or any action taken or to be taken in connection with the obligations of Purchaser contemplated herein, or which would be likely to impair the ability of Purchaser to perform under the terms of this agreement.

                                   ARTICLE VII
                                   -----------

                                    COVENANTS
                                    ---------

         7.1    Cooperation. Seller and Purchaser shall cooperate fully with
                -----------
each other and their respective counsel and other representatives and advisors in connection with the steps required to be taken as part of their respective obligations under this Agreement.

         7.2    Representations and Warranties. The representations, warranties,
                ------------------------------
and covenants contained in this Agreement, in any agreement entered into by Seller and Purchaser pursuant to this Agreement, or in any Exhibit, Schedule, written statement furnished by Seller or Purchaser pursuant to this Agreement shall survive the delivery and payment for the Mortgage Loans and will be in effect for the period of the life of the Mortgage Loans.

         7.3    Consents and Approvals. Each party shall obtain, at its sole
                ----------------------
cost and expense, prior to the first Closing Date, the consents and approvals required by law or pursuant to contract necessary for it to consummate the transactions contemplated hereby. All such consents will be obtained without any adverse material modification in the terms of this Agreement.

         7.4    Costs and Expenses. Except as otherwise provided for herein, (i)
                ------------------
Seller shall pay all fees and expenses incurred in connection with the transactions contemplated by this agreement, including without limitation, transfer fees, custodial fees, recording fees, fees for title policy endorsements and continuations, and Seller's attorneys' fees, and (ii) each party hereto shall pay its own expenses incident to the negotiation and execution of this Agreement.

         7.5    Missing Documents, Etc. Seller shall promptly, at any time and
                ----------------------
from time to time after the Closing Date, upon the request of Purchaser, do or cause to be done at Seller's expense such acts as may be reasonably required by Purchaser to locate any documents, information, data or other items relating to the Mortgage Loans.

         7.6    Assignments, et al. All assignments of Mortgages, endorsements
                ------------------
and other instruments executed by Seller hereunder shall be reasonably satisfactory in form and substance to Purchaser, and shall be prepared, executed and filed (as applicable) at Seller's sole cost and expense.

         7.7    Further Assurances. Seller and Purchaser each will promptly, at
                ------------------
any time and from time to time after the Closing Date, upon the request of the other, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, Assignments of Mortgages, transfers, conveyances, powers of attorney, receipts, acknowledgments, acceptances and assurances as may be reasonably required to procure for the party so requesting, and its successors and permitted assigns, or for aiding and assisting in collecting and reducing to possession, any and all of the rights to the Mortgage Loans, or to otherwise satisfy and perform the obligations of the parties hereunder.

                                  ARTICLE VIII
                                  ------------

                                 INDEMNIFICATION
                                 ---------------

         8.1    Exclusive Remedy. The exclusive remedy for any breach by either
                ----------------
party of any representation, warranty or covenant contained in the Agreement, or in any agreement entered into by the parties in connection therewith, or Schedule or Exhibit prepared in connection therewith, shall be for such party to seek indemnification therefor as described in this Article VIII, during the period described in Section 7.2.

         8.2    Indemnification by Seller. Seller shall indemnify and hold
                -------------------------
Purchaser harmless against and in respect of, and shall reimburse Purchaser for, any and all Losses suffered or incurred by Purchaser, arising out of, resulting from or relating to:

                      (i) Any material misrepresentation made by Seller in this Agreement;

                      (ii) Any material breach of representation or warranty by Seller, or the material non-fulfillment of any covenant or condition of Seller, contained in this Agreement;

                      (iii) A material act or omission on the part of Seller in the origination or servicing of any of the Mortgage Loans;

                      (iv) Litigation, pending or threatened, arising out of, resulting from or relating to (A) events occurring on or prior to the Closing Date in connection with the Mortgage Loans, or (B) claims of third parties alleging, in whole or in part, a material act or omission on the part of Seller in the servicing of any Mortgage Loans after the Closing Date, including without limitation an allegation of an act or omission on the part of Seller that would constitute a material breach of a representation or warranty by Seller, or the material non-fulfillment of any covenant or condition of Seller, contained in this Agreement; and

                      (v) Any acts taken by Purchaser to recover custody of the Mortgage Files and the Servicing Rights from Servicer following termination by Purchaser of Servicer's obligations to service the Mortgage Loans in accordance with the provisions of this Agreement.

         8.3    Indemnification by Purchaser. Purchaser shall indemnify and hold
                ----------------------------
Seller harmless against and in respect of, and shall reimburse Seller for, any and all Losses suffered or incurred by Seller, including Losses arising out of, resulting from or relating to:

                      (i) Any material misrepresentation made by Purchaser in this Agreement;

                      (ii) Any material breach of representation or warranty by Purchaser, or the material non-fulfillment of any covenant or condition of Purchaser, contained in this Agreement; and

                  (iii) Litigation, pending or threatened, arising out of, resulting from or relating to events occurring after the Closing Date in connection with the Mortgage Loans, except for litigation arising out of, resulting from or relating to claims of third parties alleging a material act or omission on the part of Seller in the servicing of the Mortgage Loans after the Closing Date, including without limitation an allegation of an act or omission on the part of Seller that would constitute a material breach of a representation or warranty by Seller, or the material non-fulfillment of any covenant or condition of Seller, contained in this Agreement.

     8.4 Indemnification Procedures.
         --------------------------

         (a) If at any time a party entitled to indemnification hereunder ("Indemnified Party") learns of any claim or Loss for which indemnification by an indemnifying party hereunder ("Indemnifying Party") is asserted, the Indemnified Party shall give to the Indemnifying Party written notice within such time as is reasonable under the circumstances, describing such claim or Loss in reasonable detail. In the event that a demand or claim for indemnification is made hereunder with respect to Losses the amount or extent of which is not yet known or certain, the notice of demand for indemnification shall so state, and, where practicable, shall include an estimate of the amount of the Losses. In the case of any notice of Indemnification hereunder involving any claim of any third party, the Indemnifying Party shall have responsibility for, and shall assume all expense with respect to, the defense or settlement of such claim; provided, however, that:

                  (i) The Indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim; and

                  (ii) The Indemnifying Party shall obtain the prior written approval of the Indemnified Party before entering into any settlement of such claim or ceasing to defend against such claim if, pursuant to or as a result of such settlement or cessation, (A) injunctive or other relief (excepting the payment of money damages) would be imposed against any Indemnified Party which could materially interfere with the business, operations, assets, condition (financial or otherwise) or prospects of the Indemnified Party, or (B) the settlement or cessation shall result in an indemnification obligation of the Indemnifying Party that, in the reasonable judgment of the Indemnified Party, cannot be fulfilled by the Indemnifying Party in accordance with the terms of this Agreement. If the Indemnifying Party does not provide to the Indemnified Party, within 15 days after receipt of a notice of indemnification, a written acknowledgement that the Indemnifying Party shall assume responsibility for the defense or settlement of such claim as provided in this Section 8.4, the Indemnified Party shall have the right to defend and settle the claim in such manner as it may deem appropriate at the cost and expense of the Indemnifying Party, and the Indemnifying Party shall promptly reimburse the Indemnified Party therefor in accordance with Section 8.2 or 8.3 as the case may be and this
Section 8.4.

         (b) The Purchaser's indemnification rights provided by this Agreement may not be assigned to any Person, nor may they be exercised by any assignee or transferee of Purchaser, against Seller, without the express prior written consent of Seller.

                                   ARTICLE IX
                                   ----------

                               CLOSING CONDITIONS
                               ------------------

     9.1 Purchaser's Conditions. The obligations of Purchaser under this
         ----------------------
Agreement are subject to the satisfaction prior to or on the Closing Date, (or on such other date as expressly provided for herein) of the following conditions, any one or more of which may be waived in writing by Purchaser:

                  9.1.1 Correctness of Representations and Warranties. All of
                        ---------------------------------------------
the representations and warranties of Seller under this Agreement shall be true and correct in all material respects as of the date of this Agreement and the Closing Date (except as otherwise expressly provided for herein), and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement.

                  9.1.2 Closing Documents. On the Closing Date or as soon
                        -----------------
thereafter as is practicable, Purchaser shall have received, or Purchaser's attorneys or attorney shall have received in escrow, all documents specified in
Section 3.1 in such form as is agreed upon and acceptable to Purchaser.

                  9.1.3 Mortgage Files. On the Closing Date, Seller shall have
                        --------------
segregated and set aside for the benefit of Purchaser or Purchaser's representative all Notes and Assignments of Mortgages, and originals of all assumptions and modifications, relating to the Mortgage Loans, in such form as is reasonable agreed upon and acceptable to Purchaser.

                  9.1.4 Consents. All applicable consents and approvals from
                        --------
Governmental or Regulatory Bodies required to consummate the transactions contemplated hereby shall have been obtained.

                  9.1.5 Compliance With Conditions. All other terms and
                        --------------------------
conditions of this Agreement to be performed on or prior to the Closing Date (or such other date as expressly provided for herein) by Seller shall have been duly complied with and performed in all material respects.

                  9.1.6 Litigation. As of the Closing Date, there shall not have
                        ----------
been commenced, or to the knowledge of either party hereto, threatened any action, suit, proceeding or investigation of the type described in Section 5.7.

         9.2      Seller's Conditions. The obligations of Seller under this
                  -------------------
Agreement are subject to the satisfaction prior to or on the Closing Date, (or on such other date as expressly provided for herein) of the following conditions, any one or more of which may be waived in writing by Seller.

                  9.2.1 Correctness of Representations and Warranties. All of
                        ---------------------------------------------
the representations and warranties of Purchaser under this Agreement shall be true and correct as of the date of this Agreement and the Closing Date (except as otherwise expressly provided for herein), and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement.

                  9.2.2 Closing Documents. On the Closing Date or as soon
                        -----------------
thereafter as is practicable, Seller shall have received, or Seller's attorneys shall have received in escrow, all documents specified in Section 3.1, in such form as is agreed upon and acceptable to Seller.

                  9.2.3 Compliance With Conditions. All other terms and
                        --------------------------
conditions of this Agreement to be performed on or prior to the Closing Date (or such other date as expressly provided for herein) by Purchaser shall have been duly complied with and performed in all material respect.

                  9.2.4 Litigation. As of the Closing Date, there shall not have
                        ----------
been commenced, or to the knowledge of either party hereto, threatened any action, suit, proceeding or investigations of the type described in Section 6.5.

                                   ARTICLE X
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         10.1 Successor and Assigns; Assignment of Agreement. This Agreement
              ----------------------------------------------
shall bind and insure to the benefit of and be enforceable by Seller and Purchaser and the respective successors and assigns of Seller and Purchaser; provided, however, that any assignment, pledge or hypothecation by Purchaser or Seller, in whole or in part, to a third party, of this Agreement or any of the rights, interests or obligations hereunder, shall be subject to Section 8.4(b) with respect to indemnification rights, and Section 4.17 with respect to the sale of Servicing Rights.

         10.2 Notices. All demands, notices or other communications permitted or
              -------
required hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by overnight courier, or mailed by certified mail, postage prepaid, and return receipt requested or transmitted by telecopier and confirmed by a similar mailed writing:

         If to Purchaser, addressed to Purchaser at:

              First Republic Preferred Capital Corporation
              111 Pine Street
              San Francisco, California 94111
              Attention: General Counsel

Or to such other address as Purchaser may have designated in writing to Seller;

         And if to Seller, addressed to Seller at:

              First Republic Bank
              111 Pine Street
              San Francisco, California 94111
              Attention: President and CEO

Or to such other address as Seller may have designated in writing to Purchaser.

         10.3 Counterparts. This Agreement may be executed in several
              ------------
counterparts each of which shall constitute an original, but all of which together shall constitute one instrument notwithstanding that all parties are not signatories to the same counterparts.

         10.4 Entire Agreement. This Agreement constitutes the entire agreement
              ----------------
and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions.

         10.5 General Interpretive Principles. For purposes of this Agreement,
              -------------------------------
except as otherwise expressly provided or unless the context otherwise requires:

              (a) The terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender.

              (b) The captions used in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope or content of this Agreement or any provision hereof.

              (c) The words "herein", "hereof", hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision.

           (d) The term "include" or "including" shall mean without limitation by reason of enumeration.

           (e) Each reference to an "Article" of this Agreement shall include all Sections of such Article. Similarly, each reference to a Section shall include all subsections of such Section.

     10.6  Severability of Provisions. If any one or more of the covenants,
           --------------------------
agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     10.7  No Third Party Beneficiaries. This Agreement does not create, and
           ----------------------------
shall not be deemed to create, a relationship between the parties hereby or either of them and any third party in the nature of a third party beneficiary or fiduciary relationship.

     10.8  Exhibits and Schedules. The Exhibits and Schedules are incorporated
           ----------------------
herein and made a part hereof for all purposes.

     10.9  Amendments and Waivers. Except as otherwise specifically stated
           ----------------------
herein, any provision of this Agreement may be amended by, and only by, a written instrument executed by Purchaser and Seller. Either party may extend the time for, or waive, the performance of any obligation of the other party, waive any inaccuracies in the representations or warranties by the other party, or waive compliance by the other party with any of the terms and conditions contained in this Agreement. Any such extension or waiver shall be in writing and executed by the party granting the extension or waiver.

     10.10 Governing Law. This Agreement is to be governed by, and construed in
           -------------
accordance with, the laws of the State of Nevada without regard to any conflicts of laws provisions.

     IN WITNESS WHEREOF, Seller and Purchaser have caused their names to be signed hereto by their respective offices thereunto duly authorized as of the date first above written.

                                  FIRST REPUBLIC BANK

                                  By: /s/ Willis H. Newton, Jr.
                                      ------------------------------------------
                                      Name:  Willis H. Newton, Jr.
                                      Title: Senior Vice President and CFO


                                  FIRST REPUBLIC PREFERRED CAPITAL CORPORATION


                                  By: /s/ Edward Dobranski
                                      ------------------------------------------
                                      Name:  Edward Dobranski
                                      Title: Vice President and General Counsel

                                                                       EXHIBIT B

                                 LOAN DOCUMENTS
                                 --------------

Collateral Documents:
--------------------

Original Note, endorsed to Purchaser from Seller, without recourse.
Original Assignment of Mortgage, Deed of Trust or UCC-1 filing (specific to the state and property type)

Other Documents to be retained in custody for Purchaser by Seller:
------------------------------------------------------------------

Original recorded intervening Assignments of Deed of Trusts (if applicable) Originals of all assumption, modification, consolidation and extension agreements (if any)
Original Policy of primary mortgage guarantee insurance, (if applicable) Original Policy of Title Insurance
Original recorded Mortgage, Deed of Trust or UCC-1 filing.
Original Hazard Insurance Policy, and, if required by law, flood insurance policy
Mortgage Loan Closing Statement
Residential Loan Application
Verification of employment and income
Verification of source of down payment if a purchase
Credit report on the mortgagor(s)
Residential Appraisal Report and photographs
Executed disclosure statements, truth-in-lending, etc.
Tax receipts, insurance receipts, payment records, insurance claim files and correspondence, loan narrative and all other papers and records required to document the Mortgage Loan or Service the Mortgage Loan

                                      B-1